UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM 8-K



                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


                                 August 13, 2003
                                (Date of earliest
                                 event reported)



  Commission File       Name of Registrant; State of Incorporation; Address of    IRS Employer
  Number                Principal Executive Offices; and Telephone Number         Identification Number
  -----------------     -------------------------------------------------------   ------------------------
  1-16169               EXELON CORPORATION                                        23-2990190
                        (a Pennsylvania corporation)
                        10 South Dearborn Street - 37th Floor
                        P.O. Box 805379
                        Chicago, Illinois 60680-5379
                        (312) 394-7398
  333-85496             EXELON GENERATION COMPANY, LLC                            23-3064219
                        (a Pennsylvania limited liability company)
                        300 Exelon Way
                        Kennett Square, Pennsylvania 19348
                        (610) 765-6900


Item 5. Other Events

On August 13, 2003, Exelon Corporation (Exelon) issued a note to its financial community in which Exelon Generation Company, LLC (Generation) announced an agreement with entities controlled by Reservoir Capital Group (Reservoir) to sell 50% of Sithe Energies, Inc. (Sithe), after closing on a call transaction announced in May 2003. In a separate transaction, Sithe has entered into an agreement with Reservoir to sell entities holding six U.S. generating facilities and an entity holding Sithe's Canadian assets. This note to Exelon's financial community and a listing of Sithe's principal assets as of December 31, 2002 are attached to this Report as exhibits.

Exhibit Index

Exhibit No.        Description
99.1               Note to Exelon's Financial Community
99.2               Listing of Sithe's Principal Assets as of December 31, 2002


This  combined  Form 8-K is being  filed  separately  by Exelon  and  Generation
(Registrants). Information contained herein relating to any individual registrant has been filed by such registrant on its own behalf. No registrant makes any representation as to information relating to any other registrant.

Except for the historical information contained herein, certain of the matters discussed in this Report are forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from the forward-looking statements made by a registrant include those factors discussed herein, as well as the items discussed in (a) the Registrants' 2002 Annual Report on Form 10-K - ITEM 7. Management's Discussion and Analysis of Financial Condition and Results of Operations--Business Outlook and the Challenges in Managing Our Business for each of Exelon, ComEd, PECO and Generation, (b) the Registrants' 2002 Annual Report on Form 10-K - ITEM 8. Financial Statements and Supplementary Data: Exelon - Note 19, ComEd - Note 16, PECO - Note 18 and Generation - Note 13 and (c) other factors discussed in filings with the United States Securities and Exchange Commission (SEC) by the Registrants. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this Report. None of the Registrants undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this Report.

                                   SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                                  EXELON CORPORATION
                                                  EXELON GENERATION COMPANY, LLC



                                                  /s/  Robert S. Shapard
                                                  ----------------------------
                                                  Robert S. Shapard
                                                  Executive Vice President and
                                                  Chief Financial Officer
                                                  Exelon Corporation


August 13, 2003